(Loss) Income Per Share	6 Months Ended
Jun. 30, 2026
(Loss) Income Per Share [Abstract]
(LOSS) INCOME PER SHARE
22.	(LOSS) INCOME PER SHARE

The calculation of basic (loss) income per share is based on the (loss) income attributable to ordinary equity shareholders of the Group and the weighted average number of ordinary shares outstanding for the six months ended June 30, 2026 and 2025.

Diluted loss per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective periods.

For the six months ended June 30, 2026, the potential ordinary shares related to: (i) the outstanding share awards exercisable into approximately 14.3 million; (ii) share options issued in connection with the Norway Acquisition exercisable into approximately 0.4 million; (iii) the November 2024 convertible senior notes convertible into approximately 4.1 million; (iv) the June 2025 convertible senior notes convertible into approximately 23.6 million; (v) the November 2025 convertible senior notes convertible into approximately 22.5 million; (vi) the February 2026 convertible senior notes convertible into approximately 37.8 million were excluded from the calculation of diluted net income per share as their effect would have been anti-dilutive.

For the six months ended June 30, 2025, the potential ordinary shares related to: (i) the outstanding share awards exercisable into approximately 14.2 million; (ii) share options issued in connection with the Norway Acquisition exercisable into approximately 0.4 million; (iii) the promissory note convertible into approximately 2.0 million; (iv) the November 2024 convertible senior notes convertible into approximately 25.0 million; (v) the June 2025 convertible senior notes convertible into approximately 23.6 million were excluded from the calculation of diluted net income per share as their effect would have been anti-dilutive.

The following reflects the loss and share data used in the basic and diluted loss per ordinary share computations:

	Periods ended June 30,
In thousands of USD, except for the per share data	2026	2025
Net (loss) income attributable to ordinary shareholders of the Group	(251,805)	42,378
Weighted average number of ordinary shares outstanding (thousand shares)	239,886	192,095
Basic (loss) income per share (In USD)	(1.05)	0.22
- Impact of derivative liabilities related and interest expense to the August 2024 convertible senior notes	-	(117,306)
- Impact of derivative liabilities related to the warrants	-	(42,622)
Loss attributable to ordinary equity shareholders of the Group for diluted EPS	(251,805)	(117,550)
Weighted average number of ordinary shares outstanding (thousand shares)	239,886	192,095
Adjusted for:
- Assumed conversion of the August 2024 convertible senior notes (thousand shares)	-	11,480
- Assumed exercise of warrants (thousand shares)	-	1,108
Weighted average number of shares outstanding for diluted EPS (thousand shares)	239,886	204,683
Diluted loss per share (In USD)	(1.05)	(0.57)

Each Class A ordinary share carries 1 vote and each Class V ordinary share carries 10 votes. All classes of shares are entitled to dividend and rank pari passu except for voting rights. They are included in the ordinary shares and the shareholders of the shares are referred to as the ordinary equity shareholders in the context of notes and presentations of earnings per share.